UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2008

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 20, 2008, Jazz Pharmaceuticals, Inc. issued a joint press release with UCB announcing preliminary top-line results from the first of two Phase III pivotal clinical trials of JZP-6 (sodium oxybate) for the treatment of fibromyalgia. The full text of this press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated November 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Carol A. Gamble
Carol A. Gamble Senior Vice President, General Counsel and Corporate Secretary

Date: November 20, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 20, 2008

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